Offerings - Offering: 1	Sep. 15, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 140,942,399.46
Amount of Registration Fee	$ 21,578.28
Offering Note	(1) The transaction value is calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the shares outstanding and net asset value of the Fund as of August 13, 2025. The fee of $21,578.28 was paid in connection with the filing of the Schedule TO-I by BlackRock Municipal Credit Alpha Portfolio, Inc. (File No. 005-84460) on August 20, 2025 (the "Schedule TO"). This is the first amendment to the Schedule TO and is being filed for the purpose of filing the Trust's press release announcing the preliminary results of the Offer as an additional exhibit to the Schedule TO. (2) Calculated at $153.10 per $1,000,000 of the Transaction Value.